Sale Of Cedar Point	12 Months Ended
Dec. 31, 2017
SALE OF CEDAR POINT
SALE OF CEDAR POINT

37. SALE OF CEDAR POINT

The company sold its interest in the Cedar Point wind facility in southwest Ontario for proceeds of $291 million before closing adjustments and other closing costs, with an effective date of January 1, 2017. The disposition resulted in an after-tax gain of $83 million, including a current tax expense of $29 million and a deferred tax recovery of $15 million, in the Corporate, Energy Trading and Eliminations segment.

The table below details the assets and liabilities of the renewable energy business that were held for sale as at December 31, 2016:

($ millions)

Assets

Accounts receivable	23

Property, plant and equipment, net	284

Total assets	307

Liabilities

Accounts payable and accrued liabilities	12

Other long-term liabilities	10

Provisions	9

Total liabilities	31